EXHIBIT 4.2

                      CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm as experts under the caption "Legal and Auditing Matters" and to the use of our report dated March 19, 1997 in Amendment No. 1 to the Registration Statement (Form S-6 File No. 333-23329) and related Prospectus of The Kansas Tax-Exempt Trust, Series 83.


                                         ALLEN, GIBBS & HOULIK, L.C.


Wichita, Kansas
March 19, 1997